                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                      /X/
Filed by a Party other than the Registrant   / /

Check the appropriate box:

/X/    Preliminary Proxy Statement        / /   Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
/ /    Definitive Proxy Statement

/ /    Definitive Additional Materials

/ /    Soliciting Material Pursuant to
       Section 240.14a-12

                              ING SERIES FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/    No fee required.
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)    Total fee paid:

--------------------------------------------------------------------------------

/ /    Fee paid previously with preliminary materials:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:

--------------------------------------------------------------------------------
(2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)    Filing Party
(4)    Date Filed:  July 26, 2006

                              ING SERIES FUND, INC.
                           ING GROWTH AND INCOME FUND
                       (FORMERLY, ING EQUITY INCOME FUND)

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                                 August 16, 2006

Dear Shareholder:

     On behalf of the Board of Directors of ING Growth and Income Fund ("Fund"), a series of ING Series Fund, Inc. ("Company"), I am pleased to invite you to a special meeting of shareholders ("Special Meeting") of the Fund scheduled for 10:00 a.m., local time, on October 3, 2006 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Please take the time to read the accompanying Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a shareholder.

     At the Special Meeting, shareholders of the Fund will be asked to approve a new sub-advisory agreement between ING Investments, LLC, ("ING Investments") the Fund's investment adviser, and ING Investment Management Co. ("ING IM"). For reasons described in the accompanying Proxy Statement, the Board of Directors of the Fund approved the termination of the Fund's previous investment sub-adviser
- Wellington Management Company, LLP - and has approved the appointment of ING Investment Management Co., which now serves under an interim sub-advisory agreement. On August 14, 2006, ING IM began serving as the Fund's sub-adviser pursuant to an interim sub-advisory agreement that is currently in effect pending shareholder approval. If the Proposal is approved, ING IM would continue to serve as the sub-adviser to the Fund under the proposed sub-advisory agreement.

     The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Directors has concluded that the Proposal is in the best interests of the Fund and its shareholders and unanimously recommend that you vote "FOR" the Proposal.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN OCTOBER 2, 2006.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                           Sincerely,

                                           /s/ James M. Hennessy

                                           James M. Hennessy
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                              ING SERIES FUND, INC.
                           ING GROWTH AND INCOME FUND
                       (FORMERLY, ING EQUITY INCOME FUND)
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          OF ING GROWTH AND INCOME FUND
                          SCHEDULED FOR OCTOBER 3, 2006

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING Growth and Income Fund ("Fund"), a series of ING Series Fund, Inc. ("Company"), is scheduled for October 3, 2006, at 10:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     At the Special Meeting, you will be asked to consider and approve the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereto:

     To approve a new sub-advisory agreement for the Fund between ING Investments, LLC ("ING Investments"), the Fund's investment adviser, and ING Investment Management Co. ("ING IM" or "Sub-Adviser")

     Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Special Meeting.

     Shareholders of record as of the close of business on July 12, 2006 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, BUT IN NO EVENT LATER THAN OCTOBER 2, 2006, THE ENCLOSED PROXY BALLOT so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by: (1) executing and submitting a new Proxy Ballot bearing a later date; (2) giving written notice to the Fund of revocation of an earlier submitted Proxy Ballot; or (3) voting in person at the Special Meeting.

                                             By Order of the Board of Directors,

                                             /s/ Theresa K. Kelety

                                             Theresa K. Kelety, SECRETARY

Dated:  August 16, 2006

                                 PROXY STATEMENT

                              ING SERIES FUND, INC.
                           ING GROWTH AND INCOME FUND
                       (FORMERLY, ING EQUITY INCOME FUND)

                                 AUGUST 16, 2006

                            TOLL FREE: (800) 992-0180
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

                         SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR OCTOBER 3, 2006

                      (This page intentionally left blank)

WHO IS ASKING FOR MY VOTE?

     The Board of Directors ("Board" or "Board of Directors") of ING Series Fund, Inc. ("Company") is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Proxy Ballot on or about August 16, 2006 to you and all other shareholders of record who have a beneficial interest in ING Growth and Income Fund ("Fund") as of the close of business on July 12, 2006 ("Record Date"). The Board is soliciting your vote for a special meeting of shareholders ("Special Meeting") of the Fund.

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot on or about August 16, 2006 to all shareholders of record at the close of business on the Record Date. (SEE "How do I vote?" and "General Information" for a more detailed discussion of voting procedures).

     Each share of each class of the Fund is entitled to one vote and fractional shares are counted. The following table sets forth the number of shares of each class of the Fund issued and outstanding as of the Record Date:

           CLASS                        SHARES OUTSTANDING
           -----                        ------------------
           Class A
           Class B
           Class C
           Class I
           TOTAL

     To the best of the Company's knowledge, as of July 12, 2006: (1) no person owned beneficially more than 5% of the outstanding shares of the Fund except as set out in APPENDIX A to this Proxy Statement; and (2) no Director or officer of the Fund owned beneficially more than 1% of the Fund's outstanding shares.

WHY IS THE SPECIAL MEETING BEING HELD?

     The Special Meeting is being held for the following purposes:

     1. To approve a new sub-advisory agreement ("Proposed Sub-Advisory Agreement") for the Fund between ING Investments, LLC ("ING Investments" or "Adviser"), the Fund's investment adviser, and ING Investment Management Co. ("ING IM" or "Sub-Adviser") (the "Proposal"); and

     2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

WHY DID YOU SEND ME THIS BOOKLET?

     This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposal listed above and in the Notice of Special Meeting for the Fund. You are receiving these proxy materials - a booklet that includes the Proxy Statement and one Proxy Ballot - because you have the right to vote on this important Proposal concerning your investment in the Fund.

     The word "you" is used in this Proxy Statement to refer to the person or entity that owns the shares and accordingly has voting rights in connection with the shares. For a pension plan, the trustee for the plan generally has the right to vote the shares owned through the plan.

HOW DO I VOTE?

     Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions outlined on your Proxy Ballot. These options require shareholders to input a control number, which is located on your Proxy Ballot. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions. Joint owners must each sign the Proxy Ballot. Shareholders of the Fund whose shares are held by nominees, such as brokers, may vote their shares by contacting their respective nominee.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Proxy Ballot sent with the Proxy Statement or attend the Special Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the proxy solicitor (discussed below) toll-free at (866) 646-5388.

WHO WILL SOLICIT MY PROXY?

     The Company has retained Computershare Fund Services ("Solicitor") to assist in the solicitation of proxies, at an estimated cost of $13,400. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are solicited and obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

     In situations where a telephonic proxy is solicited, the Solicitor's representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the person solicited agrees with the information provided to the Solicitor, then the Solicitor's representative has the responsibility to explain the process, read the Proposal on the Proxy Ballot, and ask for the shareholder's instructions on the Proposal. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor's representative will record the shareholder's instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

     Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (866) 646-5388. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

     The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, and is scheduled for October 3, 2006 at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180 to ensure that sufficient accommodations are prepared.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUND?

     Additional information about the Fund is available in its prospectuses, statement of additional information and annual shareholder report. The Fund's most recent annual shareholder report for the fiscal year ended May 31, 2006, was mailed to shareholders on or about July 31, 2006.

     You can obtain copies of the prospectuses, statement of additional information or annual shareholder report of the Fund, upon request, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 992-0180. This Proxy Statement should be read in conjunction with the annual shareholder report.

     Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m. Eastern time.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote "FOR" the Proposal described in this Proxy Statement.

                                  THE PROPOSAL

                 APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

WHAT IS THE PROPOSAL?

     Shareholders of the Fund are being asked to approve the Proposed Sub-Advisory Agreement between ING Investments and ING IM. ING IM currently manages the Fund pursuant to an interim sub-advisory agreement with ING IM ("Interim Agreement") and was recommended by ING Investments. The Board unanimously voted to appoint ING IM to succeed the prior sub-adviser, Wellington Management Company, LLP ("Wellington" or "Prior Sub-Adviser") as the Fund's sub-adviser.

     Effective on or about August 14, 2006, the sub-advisory agreement with Wellington was terminated with respect to the Fund and ING Investments entered into the Interim Agreement. The Interim Agreement is currently in effect pending shareholder approval of the Proposed Sub-Advisory Agreement.

     ING IM will serve as the sub-adviser to the Fund under the Proposed Sub-Advisory Agreement between ING Investments and ING IM, a copy of which is attached as APPENDIX B. The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to APPENDIX B.

     If approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective no later than January 11, 2007 and will remain in full force and effect, unless otherwise terminated, through December 31, 2007.

WHO IS THE ADVISER?

     ING Investments, whose principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is an Arizona limited liability company that serves as the investment adviser to the Fund. ING Investments is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser. ING Investments is a wholly-owned subsidiary of ING Capital Corporation, LLC which, in turn, is an indirect wholly-owned subsidiary of ING Groep, N.V. ("ING Groep"). ING Groep, which is located at Strawinskylaan 2631, 107722 Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. As of June 30, 2006, ING Investments served as adviser for approximately $44.9 billion in assets.

     The management agreement between the Company and ING Investments ("Management Agreement") was last renewed by the Board, including a majority of the Trustees who are not "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees") on December 14, 2005. The Fund's Board unanimously approved an Amended Management Agreement on December 17, 2003. This Amended Management Agreement was to provide for the implementation of a manager-of-managers arrangement.

     See APPENDIX C for a listing of the names, addresses and the principal occupations of the principal executive officers of ING Investments.

WHO IS THE PRIOR SUB-ADVISER?

     Wellington has served as the Prior Sub-Adviser to the Fund from March 1, 2004 through August 13, 2006. It has its principal offices at 75 State Street, Boston, Massachusetts 02109. The sub-advisory agreement between ING Investments and the Prior Sub-Adviser, dated March 1, 2004 ("Prior Sub-Advisory Agreement"), was last approved by shareholders on February 26, 2004, when the Prior Sub-Adviser was initially engaged, and was last approved by the Board on December 14, 2005. ING Investments paid $389,562 in sub-advisory fees to the Prior Sub-Adviser for its services to the Fund for the fiscal year ended May 31, 2006.

WHAT IS THE INTERIM AGREEMENT AND WHO IS THE PROPOSED SUB-ADVISER?

     The Interim Agreement was entered into in accordance with Rule 15a-4 under the 1940 Act, which permits an investment adviser to enter into interim sub-advisory arrangements with a sub-adviser, prior to shareholder approval, provided that the conditions of Rule 15a-4 are met. Rule 15a-4 requires, among other things, that the interim contract has a duration of no greater than 150 days following the date on which the previous contract was terminated, and that the compensation to be received under the interim contract is no greater than that payable under the previous agreement.

     The Interim Agreement provides for compensation to be paid to ING IM that does not exceed the compensation that had been payable to Wellington under the Prior Sub-Advisory Agreement.

     The Interim Agreement will terminate automatically as of January 11, 2007, or on such earlier date on which ING Investments enters into the Proposed Sub-Advisory Agreement, provided that, in the latter case, the Proposal has been approved by the Fund's shareholders. The Interim Agreement was approved by the Board, including a majority of the Company's Directors who are not parties to the Interim Agreement, the Proposed Sub-Advisory Agreement or its Management Agreement with ING Investments, nor are "interested persons" (as that term is defined under the 1940 Act) of any such party ("Independent Directors"), at a meeting held on June 7, 2006. At that meeting, the Board, including a majority of the Independent Directors, also approved the Proposed Sub-Advisory Agreement and the solicitation of shareholders to approve the Proposed Sub-Advisory Agreement.

     ING IM, a Connecticut corporation, serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts. Founded in 1972, ING IM is registered as an investment adviser with the SEC and is an indirect wholly-owned subsidiary of ING Groep and an affiliate of the Adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of June 30, 2006, ING IM managed over $[ ] billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

     See APPENDIX C for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING IM. As of June 30, 2006, no Director or Officer of the Fund, other than J. Scott Fox, was an officer, trustee, employee, general partner or shareholder of ING IM. J. Scott Fox is a Director of the Company as well as Director, Vice Chairman, and Management Committee Member of ING IM.

     APPENDIX D sets forth the name of another investment company for which ING IM acts as an investment adviser or sub-adviser with investment objectives and principal investment strategies similar to those of the Fund, the annual rate of compensation and the net assets of such investment company as of June 30, 2006.

HOW WILL THE PROPOSAL, IF APPROVED, AFFECT THE MANAGEMENT OF THE FUND?

     As discussed above, ING IM began managing the Fund on or about August 14, 2006 pursuant to the Interim Agreement. If the Proposed Sub-Advisory Agreement is approved, ING IM would continue to serve as sub-adviser to the Fund and provide the day-to-day management of the Fund. ING Investments would continue to be responsible for monitoring the investment program and performance of ING IM.

     If the Proposal is approved and ING IM is appointed as sub-adviser under the Proposed Sub-Advisory Agreement, the Fund would continue to be managed by Christopher S. Corapi and Scott Lewis, who would share responsibility for the day-to-day management of the Fund. The backgrounds of each of these investment professionals are set out below:

  - Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research, ING IM, has co-managed the Fund since 2006. Mr. Corapi joined ING IM in February 2004 and has over 21 years of investment experience. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

  - Scott Lewis, Portfolio Manager, has co-managed the Fund since 2006. Mr. Lewis joined ING IM in May 2004 and has over 23 years of investment experience. Mr. Lewis joined ING IM from Credit Suisse Asset Management ("CSAM"), where he worked for 18 years both with CSAM and its predecessor Warburg Pincus. Most recently, he served as managing director and portfolio manager, having previously been head of U.S. equity research.

DOES THE SUB-ADVISER MANAGE AN ACCOUNT SIMILAR TO THE FUND?

     Yes. ING IM manages another fund, ING VP Growth and Income Portfolio, in the same style as it currently manages the Fund. For the year ended December 31, 2005, ING Investments, LLC, the investment adviser to ING VP Growth and Income Portfolio, paid $7,321,389 to ING IM for its services as sub-adviser.

WILL THERE BE ANY CHANGES TO THE PRINCIPAL INVESTMENT STRATEGIES OF THE FUND?

     Yes. The Fund commenced operations on April 15, 1994, and on March 1, 2004, Wellington implemented the Fund's previous principal investment strategies of investing at least 80% of its net assets in equity securities of companies that were believed by Wellington to be financially sound but currently out of favor, provide the potential for above-average total returns, and sell at below average price/earnings multiples.

     Effective on or about August 14, 2006, ING IM implemented different principal investment strategies for the Fund ("New Principal Investment Strategies"). A supplement to the Fund's current prospectuses outlining the New Principal Investment Strategies was filed with the SEC on or about June 9, 2006 and mailed to all shareholders on or about June 12, 2006. If the Proposal is approved, ING IM would continue to manage the Fund under the New Principal Investment Strategies as follows:

     Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks that the Sub-Adviser believes have significant potential for capital appreciation or income growth or both.

     The Sub-Adviser may invest principally in common stocks having significant potential for capital appreciation, or may purchase common stocks principally for their income potential through dividends or may acquire securities having a mix of these characteristics. The Fund may also engage in option writing.

     The Sub-Adviser utilizes a multi-manager approach for portfolio construction. Both the senior portfolio managers and all of the sector analysts on the team participate in the process, with the sector analysts determining the security selection for each of their sectors for the dedicated portion of the overall portfolio. The senior portfolio managers are responsible for the overall allocation of assets for the Fund, including management of the Fund's overall risk profile.

     In managing the Fund, the Sub-Adviser:

            -  Emphasizes stocks of larger companies.
            - Looks to strategically invest the Fund's assets in stocks of midsized companies and up to 25% of its total assets in stocks of foreign issuers, depending upon market conditions.
            - Utilizes an intensive, fundamentally driven research process to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

     The Fund may invest in derivative instruments. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

     The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     Consistent with the proposed change to the Fund's principal investment strategies, the Fund's name changed to ING Growth and Income Fund on August 14, 2006. The Board believes that this name change was necessary to more accurately reflect the Fund's New Principal Investment Strategies.

WHAT ARE THE KEY RISKS ASSOCIATED WITH THE NEW PRINCIPAL INVESTMENT STRATEGIES?

     The following outlines the principal risks of investing in the Fund under the New Principal Investment Strategies. Derivatives risk will be a new principal risk of investing in the Fund. Value Management and Exchange Traded Funds ("ETFs") risks will no longer apply under the New Principal Investment Strategies.

     You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

     PRICE VOLATILITY--the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Securities of larger companies sometimes have more stable prices than smaller companies.

     However, the Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

     MARKET TRENDS--from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value oriented securities or may not favor equities at all.

     FOREIGN INVESTING--foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets. If the Fund invests more than 25% of its assets in securities whose issuers are located in a single foreign country, the Fund would be more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

     CONVERTIBLE SECURITIES--the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

     DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to the changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

     SECURITIES LENDING--there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify market risk, credit risk and other risks associated with investments in the Fund.

WHAT ARE THE TERMS OF THE MANAGEMENT AGREEMENT WITH ING INVESTMENTS?

     The Management Agreement with the Company provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Fund's operations, ING Investments may engage, subject to the approval of the Board and, where required, the shareholders of the Fund, sub-advisers to provide day-to-day advisory services to the Company's funds. ING Investments may delegate to the sub-advisers duties, among other things, to formulate and implement the Fund's investment programs, including the duty to determine what securities will be purchased and sold for the Fund. If the Proposed Sub-Advisory Agreement is approved, ING Investments would oversee the investment management services of ING IM.

     The Management Agreement provides that ING Investments is liable and shall indemnify the Company for any losses incurred by the Company to the extent that such losses resulted from an act or omission on the part of ING Investments or its officers, directors or employees that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by ING Investments of its duties under the Management Agreement. After an initial two-year term, the Management Agreement continues in effect with respect to a series from year to year, so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares; provided that, in either event, the continuance is also approved by at least a majority of those Directors who are neither parties to the Management Agreement nor "interested persons" (as defined in the 1940 Act) of any such party nor have any interest in the Management Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Management Agreement provides that ING Investments is paid an advisory fee at an annual rate of 0.700% of the first $250 million of the Fund's average daily net assets; 0.650% of the next $250 million of the Fund's average daily net assets; 0.625% of the next $250 million of the Fund's average daily net assets; 0.600% of the next $1.25 billion of the Fund's average daily net assets; and 0.550% of the Fund's average daily net assets in excess of $2 billion. There will be no change in the advisory fees payable to ING Investments from the Fund in connection with the change in the Fund's sub-adviser.

     ING Investments, and not the Fund, bears the expense of the services previously provided by the Prior Sub-Adviser and the services currently provided by ING IM.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

     The material terms of the Proposed Sub-Advisory Agreement are substantially identical to those of the Interim Sub-Advisory Agreement except that the effective dates, durations, termination and marketing materials provisions differ.

     Under the Proposed Sub-Advisory Agreement, ING IM, subject to the supervision and control of the Board and ING Investments, acts as the Fund's sub-adviser and supervises and directs the Fund's investments. Under the Proposed Sub-Advisory Agreement, ING IM obtains and evaluates information it deems necessary or useful in the discharge of its obligations to the Fund, and formulates and implements a continuing program for the management of the assets and resources of the Fund in a manner consistent with the Fund's investment objective, policies, and restrictions, as provided in the Fund's prospectuses and statement of additional information, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapters M and L of the Internal Revenue Code of 1986, as amended.

     Under the Proposed Sub-Advisory Agreement, the fees payable to ING IM will be paid by ING Investments and not by the Fund and will not increase or decrease the overall management fee of the Fund. The sub-advisory fee payable under the Prior Sub-Advisory Agreement was computed at an annual rate of 0.40% on the first $100 million of the Fund's average daily net assets; and 0.30% on the Fund's average daily net assets in excess of $100 million. The sub-advisory fee payable under the Interim Agreement and the Proposed Sub-Advisory Agreement will decrease to an annual rate of 0.3150% on the first $250 million of the Fund's average daily net assets; 0.2925% on the next $250 million of the Fund's average daily net assets; 0.2813% on the next $250 million of the Fund's average daily net assets; 0.2700% on the next $1.25 billion of the Fund's average daily net assets; and 0.2475% of the Fund's average daily net assets in excess of $2 billion.

     The following table reflects the fees paid by ING Investments to the Prior Sub-Adviser for services rendered with respect to the Fund for the period from June 1, 2005 to May 31, 2006, what the sub-advisory fee would have been for the same period under the Proposed Sub-Advisory Agreement, and the decrease/increase for this time period. Since ING Investments pays the sub-advisory fee out of its management fee, the changes will not alter the Fund's expenses paid by the shareholders or otherwise impact the Fund's expense ratio.

                                    HYPOTHETICAL
        FEE PAID TO                  FEE PAID TO
     PRIOR SUB-ADVISER          PROPOSED SUB-ADVISER        INCREASE/(DECREASE)
     -----------------          --------------------        -------------------
         $  389,562                  $  306,780                   (21.3)%

                                          PROPOSED % RETAINED
                PRIOR % RETAINED BY         BY ADVISER UNDER
              ADVISER UNDER PRIOR SUB-   PROPOSED SUB-ADVISORY
                 ADVISORY AGREEMENT            AGREEMENT
              ------------------------   ----------------------
                       43.2%                      55.3%

     As noted above, the sub-advisory fee payable by ING Investments to ING IM was decreased under the Interim Agreement and would remain at the same level under the Proposed Sub-Advisory Agreement. The difference between the amount of the sub-advisory fee payable under both the Interim Agreement and the Proposed Sub-Advisory Agreement on the one hand, and the Prior Sub-Advisory Agreement on the other, will be retained by the Adviser and will not affect the advisory fees payable by the Fund to the Adviser.

     The Proposed Sub-Advisory Agreement provides that neither ING IM nor any of its directors, officers, employees or agents shall be liable to ING Investments or the Company for any loss or expense suffered by ING Investments or the Company resulting from its acts or omissions as sub-adviser to the Fund, except for losses or expenses to ING Investments or the Company resulting from willful misfeasance, bad faith, or negligence in the performance of, or from reckless disregard of, ING IM's duties under the Proposed Sub-Advisory Agreement.

     Further, the Proposed Sub-Advisory Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days prior written notice to ING Investments and ING IM. The Proposed Sub-Advisory Agreement may also be terminated: (1) by ING Investments upon at least 60 days prior written notice to ING IM and the Fund; (2) by ING IM upon three months' written notice unless the Fund or ING Investments requests additional time to find a replacement sub-adviser in which case ING IM shall allow the additional time requested not to exceed three additional months; and (3) in the event ING Investments or ING IM ceases to be registered as an investment adviser or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under this agreement. The Proposed Sub-Advisory Agreement terminates automatically in the event of its assignment or upon termination of the Management Agreement between the Company and ING Investments.

     The Proposed Sub-Advisory Agreement was approved with respect to the Fund by the Board, including a majority of the Independent Directors, on June 7, 2006.

WHAT IS THE REQUIRED VOTE?

     Shareholders of the Fund must approve the Proposed Sub-Advisory Agreement for it to become effective. Approval of the Proposed Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: the holders of: (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE PROPOSAL?

     If shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement, the Fund would continue to be managed under the Management Agreement and the Board will determine what action, if any, should be taken.

WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

     At a meeting of the Board held on June 7, 2006, Board of Directors of the Fund, including all of the Independent Directors, voted to terminate the Prior Sub-Advisory Agreement for the Fund and approve, on behalf of the Fund, the Interim Agreement between ING Investments and ING IM effective August 14, 2006, and the Proposed Sub-Advisory Agreement. Prior to voting on such approval, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors.

     In considering the Interim Agreement and Proposed Sub-Advisory Agreement for the Fund, the Contracts Committee considered the role of ING IM in managing other mutual funds in the ING family of funds (each, an "ING Fund" and collectively, the "ING Funds"). The Contracts Committee noted that, in connection with its annual review of advisory and sub-advisory agreements for the ING Funds, which had been completed most recently in December 2005, the Contracts Committee had obtained and reviewed extensive information regarding the qualifications of ING IM to manage the portfolios of various ING Funds, including the following: (1) comparative performance data for each ING Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by ING IM for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the ING Funds; (3) comparative data regarding the total expenses of each ING Fund; (4) copies of the form of sub-advisory agreement; (5) copies of the code of ethics of ING IM, together with information relating to the manner in which the code is administered; (6) financial statements of ING IM; (7) profitability analyses for ING IM with respect to each ING Fund, and all ING Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each ING Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the ING Funds, including the investment strategies and techniques used by ING IM in managing the ING Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the ING Funds' brokerage; (11) data comparing the performance of certain ING Funds against "static portfolios" of the ING Funds over various time periods; (12) descriptions of the business continuity and disaster recovery plans of ING IM; (13) descriptions of various compliance programs of ING IM; and
(14) other information relevant to an evaluation of the nature, extent and quality of the services, which information was provided by ING IM in response to a series of detailed questions presented by independent legal counsel on behalf of the Independent Directors. The Contracts Committee relied upon this information in evaluating the qualifications of ING IM to serve as the sub-adviser for the Fund.

     In addition, at its March and June 2006 meetings, the Contracts Committee considered additional information provided by management relating to the Fund and

ING IM, including: (a) the performance of the Fund during the period since March 1, 2004, the date on which the Prior Sub-Adviser became the sub-adviser of the Fund; (b) the performance of another ING Fund advised by ING IM with investment objective and investment policies that are substantially the same as the investment objective and investment policies proposed for the Fund upon the effectiveness of the Interim Agreement (the "Paired Fund") since April 30, 2004, which reflects the period the current portfolio management team has managed the Paired Fund; and (c) the a description of the qualifications of ING IM to pursue the Fund's investment objective and proposed investment policies. Prior to voting to recommend approval of the Interim Agreement and Proposed Sub-Advisory Agreement for the Fund, the Contracts Committee and the Board received presentations from ING Investments and ING IM at their March and June 2006 meetings regarding the investment strategies to be used in pursuing the Fund's investment objective and the marketing of ING Funds in "pairs" - two ING Funds with substantially similar investment objectives and strategies, one sold as a retail mutual fund and the second as part of an insurance product.

     The Independent Directors were assisted by Goodwin Procter LLP, their independent legal counsel, throughout this process. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Interim Agreement and Proposed Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Interim Agreement and Proposed Sub-Advisory Agreement.

     In considering whether to approve the Interim Agreement and Proposed Sub-Advisory Agreement, the Board evaluated the nature, extent and quality of services that will be provided to the Fund by ING IM. Specifically, the Board considered the quantity and quality of the resources available to provide such services and the qualifications of the individuals that will be responsible for performing various investment services for the Fund. The Board noted that ING IM has significantly reduced the brokerage costs of the ING Funds and their portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the ING Funds' brokerage. The Board further considered ING IM investment in and development of its fundamental research team and platform. The Board also considered the quality of the compliance programs of ING IM, including the manner in which ING IM monitors for compliance with the investment policies and restrictions of the ING Funds, the Code of Ethics of ING IM with respect to personal trading by employees with access to portfolio information, and other compliance related matters. The Board also considered the actions taken by ING IM to establish and maintain effective disaster recovery and business continuity plans.

     The Board concluded that the nature, extent and quality of advisory and related services to be provided by ING IM for the Fund, taken as a whole, can be expected to be consistent with the terms of the Interim Agreement and Proposed Sub-Advisory Agreement.

     The Board noted that the performance of the Fund, while sub-advised by the Prior Sub-Adviser, had not met expectations. In addition, the Board considered the performance achieved by ING IM in managing the Paired Fund during the same period and noted that such performance was satisfactory. The Board also noted that ING IM invested in the development of the investment management team that is responsible for the Paired Fund and would be responsible for managing the Fund, including the hiring of additional research analysts and sector analysts to enhance stock screenings and analysis.

     Consideration was also given to the contractual investment sub-advisory fee rates payable by ING Investments to ING IM for sub-advisory services. As part of the annual review process in December 2005, the Contracts Committee received information regarding the fees charged by ING IM to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by ING IM in managing such accounts and other mutual funds to the services provided in managing the Funds. In addition, during the annual review process in December 2005, the Board considered the other direct or indirect benefits that ING IM and any affiliated companies thereof derive from their relationships with ING Funds, including the receipt by ING IM of "soft dollar" benefits from the Funds' brokerage. In its review, the Board also noted that the sub-advisory fee that would be paid to ING IM pursuant to the Interim Agreement and Proposed Sub-Advisory Agreement would decrease from the amount paid pursuant to the Prior Sub-Advisory Agreement. After reviewing the foregoing information, and in light of the nature extent and quality of the services provided by ING IM, the Board concluded that, with respect to the Fund, the sub-advisory fee charged for sub-advisory services provided by ING IM is fair and reasonable.

WHAT IS THE RECOMMENDATION OF THE BOARD?

     Based on its review, the Board, including a majority of the Independent Directors, concluded that engaging ING IM as sub-adviser would be in the best interests of the Fund and its shareholders. The Board then approved the Interim Agreement and the Proposed Sub-Advisory Agreement and directed that the Proposed Sub-Advisory Agreement be submitted to shareholders for approval. The Board is recommending that shareholders of the Fund vote "FOR" the Proposal to approve the Proposed Sub-Advisory Agreement.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

     The Board has named Theresa K. Kelety, Secretary, Huey P. Falgout, Jr., Assistant Secretary, and Todd Modic, Senior Vice President and Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. Please complete and execute your Proxy Ballot. All properly executed Proxy Ballots received prior to taking the vote at the Special Meeting and not revoked will be voted as instructed on the Proxy Ballot. If the Proxy Ballot is signed and returned without indicating any voting instructions, the shares represented by that Proxy Ballot will be voted in favor of the Proposal, except as described under "What are the voting rights and the quorum requirements?"

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

     If any other matter is properly presented at the Special Meeting, the persons named as proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

     If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

     July 12, 2006 has been chosen by the Board as the Record Date. Each share of each class of the Fund on the Record Date is entitled to one vote. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Special Meeting and any adjournment(s) or postponement(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning a majority of the Fund's outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

     In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) or postponement(s) in their discretion.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Company a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Proxy Ballot will vote as directed by the shareholder under the Proxy Ballot. In the absence of voting directions under any proxy that is signed and returned, they intend to vote "FOR" the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE FUND?

     ING Investments has entered into an Administration Agreement with one of its affiliates, ING Funds Services, LLC ("ING Funds Services"). ING Funds Services' principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     The Fund anticipates that ING Funds Services will continue to provide administrative services following the approval of the Proposed Sub-Advisory Agreement.

     [During the fiscal year ended May 31, 2006 the Fund did not pay any commissions to affiliated broker-dealers.]

WHO PAYS FOR THIS PROXY SOLICITATION?

     The Fund will pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. The Fund will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

     The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY BALLOT IS REQUESTED. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. PLEASE FOLLOW THE VOTING INSTRUCTIONS AS OUTLINED ON YOUR VOTING INSTRUCTION CARD.


                                                /s/ Theresa K. Kelety

                                                Theresa K. Kelety
                                                SECRETARY


August 16, 2006
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                      (This page intentionally left blank)

                                   APPENDIX A

            BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF THE FUND
                               AS OF JULY 12, 2006

                                                            PERCENT OF CLASS
                                                               AND TYPE OF
            NAME AND ADDRESS OF SHAREHOLDER                    OWNERSHIP*
            -------------------------------                 ----------------


* EACH OF THESE ENTITIES IS THE SHAREHOLDER OF RECORD AND MAY BE DEEMED TO BE THE BENEFICIAL OWNER OF THE SHARES LISTED FOR CERTAIN PURPOSES UNDER THE SECURITIES LAWS, ALTHOUGH IN CERTAIN INSTANCES THEY MAY NOT HAVE AN ECONOMIC INTEREST IN THESE SHARES AND WOULD, THEREFORE, ORDINARILY DISCLAIM ANY BENEFICIAL OWNERSHIP THEREIN.

                      (This page intentionally left blank)

                                   APPENDIX B

                         FORM OF SUB-ADVISORY AGREEMENT
                                     BETWEEN
                              ING INVESTMENTS, LLC
                                       AND
                          ING INVESTMENT MANAGEMENT CO.

                                     FORM OF
                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                              ING INVESTMENTS, LLC

                                       AND

                          ING INVESTMENT MANAGEMENT CO.

               SERIES                     ANNUAL SUB-ADVISORY FEE
               ------                     -----------------------
     ING Growth and Income Fund        0.3150% on first $250 million
                                       0.2925% on next $250 million
                                       0.2813% on next $250 million
                                       0.2700% on next $1.25 billion
                                          0.2475% over $2 billion

                    FIRST AMENDMENT TO SUB-ADVISORY AGREEMENT

                              ING SERIES FUND, INC.

     This First Amendment, effective as of July 29, 2003, amends the Sub-Advisory Agreement (the "Agreement") dated the 1st day of March, 2002 between ING Investments, LLC an Arizona limited liability company (the "Manager") and Aeltus Investment Management, Inc., a Connecticut corporation (the "Sub-Adviser") with regards to Brokerage Cash Reserves, ING Aeltus Money Market Fund, ING Balanced Fund, ING Bond Fund, ING Classic Principal Protection Fund I, ING Classic Principal Protection Fund II, ING Classic Principal Protection Fund III, ING Classic Principal Protection Fund IV, ING Government Fund, ING Growth and Income Fund, ING Growth Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus Protection Fund, ING Index Plus SmallCap Fund, ING International Growth Fund, ING Small Company Fund, ING Strategic Allocation Balanced Fund, ING Strategic Allocation Growth Fund, ING Strategic Allocation Income Fund and ING Value Opportunity Fund, each a Series of ING Series Fund, Inc.

                               W I T N E S S E T H

     WHEREAS, the parties desire to amend the Agreement and agree that the amendments will be effective as of July 29, 2003.

     NOW, THEREFORE, the parties agree as follows:

     1. Section 2.(a)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:

     (ii) The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

     The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

     2.    The following Section 10 is hereby inserted between existing
Section 9 and Section 10:

     10. Non-Exclusivity. The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

     3. Each Section number and applicable references to each Section following the inserted Section 10 above, will increase numerically by one (i.e., Section 13 will be Section 14, etc.).

     4. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     5. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                   ING INVESTMENTS, LLC

                                   By:
                                          -------------------------------
                                          Michael J. Roland
                                          Executive Vice President

                                   AELTUS INVESTMENT MANAGEMENT, INC.


                                   By:
                                          -------------------------------
                                          Name:
                                                 ----------------------
                                          Title:
                                                 ----------------------

                             SUB-ADVISORY AGREEMENT

     This AGREEMENT made this 1st day of March, 2002 between ING Investments, LLC, an Arizona limited liability company (the "Manager"), and Aeltus Investment Management, Inc., a Connecticut corporation (the "Sub-Adviser").

     WHEREAS, ING Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

     WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

     WHEREAS, the Fund may offer shares of additional series in the future;

     WHEREAS, pursuant to an Investment Management Agreement, dated the date hereof (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and

     WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager;

     NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

     1. APPOINTMENT. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

     2. SUB-ADVISER DUTIES. Subject to the supervision of the Fund's Board of Directors/Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

     (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors/Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

           (i) The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

          (ii) The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Series are invested consistent with any procedures or guidelines promulgated by the Board or the Manager, or if none, in the discretion of the Sub-Adviser based upon the best interests of the Series. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least quarterly a report setting forth the proposals voted on and how the Series' shares were voted since the prior report, including the name of the corresponding issuers.

          (iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

          (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Directors/Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

          (v) The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series' fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

          (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

          (vii) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

     (b) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

     (c) The Sub-Adviser will provide reports to the Fund's Board of Directors/Trustees for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board of Directors/Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

     3. BROKER-DEALER SELECTION. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Directors/Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board of Directors/Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. DISCLOSURE ABOUT SUB-ADVISER. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV, Part II at the time the Form ADV is filed with the SEC.

     5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

     6. COMPENSATION. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the

Fund.

     7. COMPLIANCE.

     (a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Directors/Trustees may adopt, including any written compliance procedures.

     (b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

     (c) The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

     8. BOOKS AND RECORDS. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

     9. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

     10. REPRESENTATIONS RESPECTING SUB-ADVISER. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

     11. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

     12. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser
(1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

     13. INDEMNIFICATION.

     (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

     (b) Notwithstanding Section 12 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (c) The Manager shall not be liable under Paragraph (a) of this Section 13 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

     (d) The Sub-Adviser shall not be liable under Paragraph (b) of this Section 13 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

     14. DURATION AND TERMINATION.

     (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Directors/Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect with respect to each Fund ending on the date indicated on Schedule A and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Directors/Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Directors/Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

     In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 10, 11, 12 and 13 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 14 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

     (b) NOTICES.

     Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                                 IF TO THE FUND:

                              ING Series Fund, Inc.
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                         Attention: Kimberly A. Anderson

                             IF TO THE SUB-ADVISER:

                       Aeltus Investment Management, Inc.
                              10 State House Square
                           Hartford, Connecticut 06103
                       Attention: Chief Compliance Officer

     15. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Directors/Trustees and the Sub-Adviser.

     16. MISCELLANEOUS.

     (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

     (b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

     (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (d) To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

     (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

     (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

     (g) This agreement may be executed in counterparts.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                     ING INVESTMENTS, LLC


                                     ---------------------------------
                                     By: Michael J. Roland
                                         Executive Vice President


                                     AELTUS INVESTMENT ANAGEMENT, INC.


                                                                       .
                                     ----------------------------------
                                     By:

                                   APPENDIX C

              PRINCIPAL EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
                  Shaun P. Matthews - Executive Vice President
        Stanley D. Vyner - Executive VP and CIO - International Equities
              Michael J. Roland - Executive VP, CFO, and Treasurer
                    Lydia L. Homer - Senior VP and Controller
    Joseph M. O'Donnell - Senior Vice President and Chief Compliance Officer
                        Huey P. Falgout, Jr. - Secretary

              PRINCIPAL EXECUTIVE OFFICERS OF ING SERIES FUND, INC.
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258

                                 NAME AND TITLE
                       James M. Hennessy - President, CEO
             Joseph M. O'Donnell - Executive Vice President and CCO
         Todd Modic - Senior Vice President, CFO and Assistant Secretary
     Robert S. Naka - Executive Vice President, COO and Assistant Secretary
                   Ernest J. C'Debaca - Senior Vice President
                  Robyn Ichilov - Vice President and Treasurer
                          Theresa K. Kelety -Secretary

             PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
                  Michael J. Roland - Executive Vice President
             Lydia Homer - Senior Vice President, CFO and Treasurer
     Robert S. Naka - Executive Vice President, COO and Assistant Secretary
                   Ernest J. C'Debaca - Senior Vice President
               Huey P. Falgout, Jr. - Vice President and Secretary

                         PRINCIPAL EXECUTIVE OFFICERS OF
                          ING INVESTMENT MANAGEMENT CO.
                                 230 PARK AVENUE
                            NEW YORK, NEW YORK 10169

                                 NAME AND TITLE
                       Robert Crispin - President and CEO
                               J. Scott Fox - COO
                                Rick Nelson - CIO
                                Jeff Becker - CFO
                              Michael Gioffre - CCO
                          Gerald Lins - General Counsel

                                   APPENDIX D

               ADVISORY FEE RATES OF FUND WITH SIMILAR INVESTMENT
                      OBJECTIVES OR INVESTMENT STRATEGIES
                            ADVISED OR SUB-ADVISED BY
                    ING INVESTMENT MANAGEMENT CO. ("ING IM")

     The following table sets forth the name of other investment companies, with investment objectives similar to the Fund, for which ING IM acts as an investment adviser or sub-adviser, the annual rate of compensation, and the net assets of the investment company as of June 30, 2006.

                                           ANNUAL COMPENSATION
                                           (AS A PERCENTAGE OF
                                             AVERAGE DAILY NET
FUND                                              ASSETS)                NET ASSETS
----                                       -------------------           ----------
ING VP Growth and Income Portfolio          0.225% on the first $10    $ 3,007,450,840
                                                billion of the
                                              Portfolio's average
                                           daily net assets; 0.203%
                                            on the next $5 billion
                                              of the Portfolio's
                                               average daily net
                                             assets; and 0.191% of
                                            the Portfolio's average
                                              daily net assets in
                                            excess of $15 billion.

[INSERT ING LOGO & ADDRESS]

                                                  3 EASY WAYS TO VOTE YOUR PROXY
                     VOTE BY PHONE: Call toll free 1-866-646-5388 and follow the recorded instructions.
                     VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-screen instructions.
            VOTE BY MAIL: Check the appropriate boxes on the reverse side of the
                                Proxy Ballot, sign and date the Proxy Ballot and
                                                return in the envelope provided.
 If you vote via phone or internet, YOU DO NOT NEED TO RETURN YOUR PROXY BALLOT.

                                                           ING SERIES FUND, INC.
                  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 3, 2006
                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ING GROWTH AND INCOME FUND
(FORMERLY, ING EQUITY INCOME FUND)

     The undersigned hereby appoint(s) THERESA K. KELETY, HUEY P. FALGOUT, JR., AND TODD MODIC or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on October 3, 2006 at 10:00 a.m., Local time, and at any adjournment(s) or postponement(s) thereof.

     This proxy will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS.

               PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.


--------------------------------------            ----------------------
Signature (s) (if held jointly)                   Date


     This proxy ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Join owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/ PLEASE DO NOT USE FINE POINT PENS.

     TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

              THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To approve a new-sub-advisory agreement for the Fund between ING Investments, LLC ("ING Investments"), the Fund's investment adviser, and ING Investment Management Co. ("ING IM").

     For / /                     Against / /                      Abstain / /

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.